Exhibit 99.2

DATE: May 14, 2009

FOR IMMEDIATE RELEASE

Eastern Re Ltd., S.P.C. Announces Affirmation of A- (Excellent) Rating from A.M. Best

Lancaster, Pa. Eastern Insurance Holdings, Inc. (“EIHI”) (Nasdaq: EIHI) today announced that A.M. Best Co. has affirmed its A- (Excellent) financial strength rating of and stable outlook for Eastern Re Ltd., S.P.C. (“Eastern Re”), EIHI’s offshore reinsurance subsidiary.

Bruce Eckert, Chief Executive Officer of EIHI, stated “We are extremely pleased that A.M. Best has affirmed their A- financial strength rating for Eastern Re. The rating reflects the overall financial strength of the entire EIHI organization and should continue to have a favorable impact on Eastern Re’s alternative markets business.”

Organized in 1987 as a Cayman-domiciled program underwriter, Eastern Re was licensed in 1998 as a segregated portfolio company (“SPC”). As a SPC, or cell captive, Eastern Re delivers alternative market solutions to individual companies, groups and associations through the creation of individual cells.

In its rating rationale for Eastern Re’s rating, A.M. Best recognized the Company’s “historically profitable operating results,” “stand-alone capitalization” and strategic affiliation with Eastern Alliance Insurance Group (EAIG), an indirect subsidiary of EIHI.

In addition to Eastern Re, EIHI operates through its subsidiaries a domestic casualty insurance group specializing in workers’ compensation, a domestic accident and life insurance company and a third-party claims administration company. EIHI has regional offices in Lancaster, Pennsylvania, Charlotte, North Carolina, and Indianapolis, Indiana. EIHI’s Web address is www.easterninsuranceholdings.com.

FORWARD LOOKING STATEMENTS

Some of the statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “project,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms or other terminology. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, therefore no assurance can be given that management’s expectations, beliefs or projections will occur or be achieved or accomplished. Factors that could affect the Company’s actual results include, among others, the fact that our loss reserves are based on estimates and may be inadequate to cover our actual losses; the uncertain effects of emerging claim and coverage issues on our business; the geographic concentration of our business; an inability to obtain or collect on our reinsurance protection; a downgrade in the A.M. Best rating of our insurance subsidiaries; the impact of extensive regulation of the insurance industry and legislative and regulatory changes, a failure to realize our investment objectives; the effects of intense competition; the loss of one or more principal employees; the inability to acquire additional capital on favorable terms; a failure of independent insurance brokers to adequately market our products; and the effects of acts of terrorism or war. More information about these and other factors that potentially could affect

May 14, 2009	A.M. Best A- Rating Affirmed for Eastern Re 2

our financial results is included in our Form S-1 Registration Statement, filed with the U.S. Securities and Exchange Commission and in our other public filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements. This press release also does not constitute an offer to sell, or a solicitation of an offer to buy, EIHI securities. Such an offer will be made only by means of a prospectus.

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SOURCE:	Eastern Insurance Holdings, Inc.
FINANCIAL CONTACT:	Kevin Shook, Treasurer and Chief Financial Officer, 717.735.1660, kshook@eains.com